SCHEDULE 14A INFORMATION

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Modine Manufacturing Company
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October 29, 2004

Filed by Modine Manufacturing Company
Pursuant to Rule 14a-12 Under the
Securities Exchange Act of 1934
Subject Company: Modine Manufacturing Company
Commission File No. 1-1373

This filing relates to the execution of a Letter of Intent between Modine Manufacturing Company ("Modine") and Transpro, Inc. ("Transpro") dated October 28, 2004 (the "LOI"). The LOI is on file with the U.S. Securities and Exchange Commission (the "SEC") as an exhibit to the Current Report on Form 8-K filed by Modine on October 29, 2004, and is incorporated by reference into this filing.

Forward-Looking Statements

This communication contains statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on Modine's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. Risks, uncertainties and assumptions include (1) the possibility that Modine and Transpro may not be able to reach definitive agreements for the proposed transaction; (2) the possibility that the companies may be unable to obtain required corporate and regulatory approvals for the proposed transaction; (3) problems that may arise in integrating the businesses of the two companies; (4) the proposed transaction may involve unexpected costs; (5) the combined company may be unable to achieve cost-cutting synergies; and (6) the businesses of one or both companies may suffer as a result of uncertainties surrounding the proposed transaction. Modine assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Additional Information About the Proposed Transaction and Where to Find It

In connection with the proposed transaction, Modine and Transpro will file relevant materials with the SEC, including one or more registration statement(s) that contain required disclosure documents. Investors and security holders are urged to read these documents (if and when they become available) and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Modine, Transpro and the proposed transaction. Investors and security holders may obtain these documents (and any other documents filed by Modine and/or Transpro with the SEC) free of charge at the SEC's web site at www.sec.gov. In addition, the documents filed with the SEC by Transpro may be obtained free of charge by directing such request to: mdebernardo@transpro.com or from Transpro's web site at www.transro.com and the documents filed with the SEC by Modine may be obtained free of charge from Modine at www.modine.com. Such documents regarding the proposed transaction are not currently available. Investors and security holders are urged to read the required disclosure documents and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Modine, Transpro and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from security holders in favor of the proposed transaction. Information about the executive officers and directors of Modine and their ownership of Modine common stock is set forth in the proxy statement for Modine's 2004 Annual Meeting of Shareholders, which was filed with the SEC on June 14, 2004. Information about the executive officers and directors of Transpro and their ownership of Transpro common stock is set forth in the proxy statement for Transpro's 2004 Annual Meeting of Shareholders, which was filed with the SEC on March 29, 2004. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Modine, Transpro and their respective executive officers and directors in the proposed transaction by reading the required disclosure documents regarding the proposed transaction when they become available.

On October 29, 2004 Modine Manufacturing Company ("Modine") disseminated the following document to the employees of its Aftermarket Division:

FINAL

PROJECT THERMAL

Racine Based Employees

QUESTIONS & ANSWERS

Please understand that the answers to the questions here assume that the transaction actually occurs on the terms as we currently anticipate them to be. At this point, we have signed a Letter of Intent with Transpro so we do not yet have an agreement with Transpro on the merger or what would happen afterward.

Q: Why would Modine shareholders own 54% and Transpro shareholders own 46% of the new company that would be formed by the merger of Modine Aftermarket Holdings and Transpro?

A: The ownership is based on an evaluation of the value of each business. The value of the businesses is based on profitability and on each company's balance sheet.

Q: How many shares of stock of the new company would Modine shareholders receive?

A: We anticipate that Modine shareholders would receive approximately 0.25 shares in the new company for every 1 share of Modine stock held at closing. A shareholder would only receive whole shares in the new company, any fraction of a share would be paid in cash.

Q: Would shares in the new company also go into our 401(k) and old MTS/MCSPP accounts?

A: Yes, but details are still being worked out.

Q: How and when would we get stock in the new company?

A: The stock in the new company would be issued after the merger has been legally completed. At that time, the new stock would be allocated to your 401k program or ESOP, or sent directly to you if you hold certificates representing shares of Modine stock outside the plan. If you hold your Modine shares in "street name," the shares of the new company would appear in your statement from your broker.

Q: What would the initial value of the new company stock be?

A: Transpro, stock symbol "TPR", currently trades for a little over $5.00 a share. The value of Modine Aftermarket Holdings is embedded in the total price of Modine stock, and there is no public market value for Aftermarket Holdings as a stand alone business. The "market" would determine the value of the stock in the new combined company consisting of Modine's aftermarket business and Transpro.

Q: Where would the new stock be traded?

A: The new company would decide where its shares would trade. Transpro is currently listed on the AMEX.

Q: Would the new company pay dividends?

A: Transpro has not paid dividends historically. Dividends are only possible when a company has positive earnings and positive cash flow to support the dividend payments. The Board of the new company would need to determine its future dividend policy.

Q: Is Modine selling the Emporia plant, MexPar and NRF?

A: Since our Emporia plant, MexPar and NRF are primarily in the aftermarket business, they would all become part of the new company after the merger.

Q: What about Transpro's Jackson, Mississippi plant?

A: Modine would acquire the Jackson facility and Original Equipment business of Transpro.

Q: Do we have a choice of going to the new company or staying with Modine?

A: Employees of Aftermarket Holdings would continue as employees of that company and, through the merger, become employees of the new company. Prior to the merger, Modine employees who support Aftermarket Holdings would transfer to Aftermarket Holdings and then move with the company to Transpro.

Q: Can we go to a different job with Modine if there is an opening or can we displace a person that hasn't been here as long if we are qualified for his/her job?

A: Employees associated with Aftermarket Holdings are needed to support the new business. Similarly, there are Transpro employees associated with HD OE business that would not be able to transfer to other openings within Transpro.

Q: Would the new company have an office near Racine?

A: It is planned that the new company would open an office in southeastern Wisconsin, hopefully near Racine. At the time the merger is completed, all Racine Aftermarket Holdings employees (which would include those who are currently employees of Aftermarket Holdings and those who are currently employees of Modine but support the aftermarket) would move out of the Modine Racine corporate office into a new office for the new company.

Q: Would there be employees that become part of the new company who would continue to work in the Racine Corporate office?

A: Up until the merger is completed, all employees associated with the aftermarket business would continue to work out of the Racine Corporate office. After the merger is completed, all Racine employees that go to the new company would move out of the Modine Racine corporate office into a new office with the new company.

Q: Are employees associated with Aftermarket Holdings going to be terminated by Modine?

A: Employees associated with Aftermarket Holdings would become part of the new company, and would end employment with Modine on the day the merger is completed.

Q: Would any employees of Aftermarket Holdings or current employees of Modine who support the aftermarket receive severance from Modine as a result of the merger?

A: No. However, we are told that the new company would apply a policy similar to the Modine severance policy if you are terminated within one year after the merger.

Q: Would employees now located in Racine be required to move to Transpro's headquarters in New Haven, Connecticut?

A: The details of where people would work in the new company have not been fully developed yet. Some employees may be offered a transfer to the New Haven office. Some employees would likely be able to work out of an office located in Southeastern Wisconsin. If the job you do in the new company needs to be in New Haven, then you may have to transfer at some point in the future, and if you chose not to relocate then your may lose your job. This same situation would apply to Transpro employees in the HD OE business as they become Modine employees.

Q: We know that Transpro also has facilities located near Modine Aftermarket Holdings facilities. Would the new company combine them into one? Which one would be closed? Would some of us lose our jobs?

A. At many locations where there are duplicate branches or facilities, it is likely that the facilities would be consolidated. The new company would decide whether it needs all the employees from both locations.

Q: What benefits would we have with the new company? Would benefits be the same as Modine benefits?

A: The new company would have a different benefit structure than Modine, which would be explained to all affected employees prior to the completion of the merger.

Q: What happens to our remaining vacation -- may I still plan on taking it?

A: As always, you should coordinate and schedule vacation with your supervisor. If you can schedule it and can take it before the merger is completed, then you would take it. If you have some vacation left that you have earned and not taken then you would be paid for unused vacation at the time of the merger.

Q. What happens to tuition refund if we are already in a program?

A. Any courses you are currently enrolled in would be paid for by Modine. If you enroll in a new course after the merger date, you would be covered by the new company program which we understand is similar to ours.

Q: What happens to our pension with Modine?

A: If you are an Aftermarket Holdings' employee at the time of the merger (which would include those who are currently employees of Aftermarket Holdings and those who are currently employees of Modine but support the aftermarket) you would become a deferred vested eligible employee if you have at least five years of vested service and are less than age 55. If you are one of these people, you would be eligible to draw your pension from Modine as early as age 55 in a reduced amount in the same manner as any other terminated employee. If at the time of the merger you have at least five years of vested service and are age 55 or older you would be considered retired and you may start benefit receipt any time between the time of the merger and age 62.

Q: What happens to our 401(k) with Modine?

A: All funds in your 401(k) account are yours, including the Modine matching account even if you are not currently vested. Contributions to the Modine 401(k) would cease when your employment with Modine ends. You may roll over your 401(k) to a new qualified plan, an IRA, leave it in the Modine 401k program, or cash it out and take a tax penalty. Your may contribute to the 401(k) plan in the new company as soon as you become an employee of the new company.

Q: Would employees that transfer to the new company be eligible for retiree medical from Modine?

A: Employees that are eligible for retiree medical benefits with ten years service and over age 55 at the time the merger is completed would be eligible for retiree medical when they start receiving their pension benefit. You must enroll in the retiree medical and start it at the same time you start your pension benefit. If you do not meet this criterion, you would not be eligible for retiree medical from Modine in the future. We understand that the new company would not offer post retirement medical coverage.

Q: How would medical and dental insurance work in the new company?

A: Your current medical and dental program with Modine would end at the time the merger is completed, and you would immediately be eligible for the new company's benefit programs.

Q: What holidays would we have with new company?

A: You would have the holidays that the new company celebrates. The complete benefits package would be explained to all affected employees prior to the completion of the merger.

Q: Would I still be able to use my flexible spending account money?

A: You can only use your flexible spending account for expenses incurred up until the date the merger is completed unless you elect to take COBRA. We anticipate the new company plan would also offer a flexible spending account program.

Q: Would we still get salary increases if we are due one over the next few months?

A: Salary increases as a Modine employee would continue as normal until the date the merger is completed. Salary increases in the new company would be determined by the salary policy of the new company.

Q: Would we have any credit for our service with Modine in the new company since it is a merger (for example, credit for future vacations and pension vesting)?

A: It is our understanding that the new company plans to give employees past service both for pension vesting as well as vacation eligibility; however, vacation would be in accordance with the new company's policies.

Q: If we lose our job would Modine or Transpro give us any assistance in finding a new one?

A: Transpro has assured us that it would follow Modine's severance program and provide outplacement assistance similar to what Modine typically does now.

Q: Who would I work for in the new company? Would there be new management?

A: The management structure of the new company has not been determined yet. People would be told where they would report in the new company as soon as decisions are made. Everyone should know who their supervisor is by the date the merger is completed.

Q: Can I still see Dr. Potts if I have a medical issue?

A: All Racine employees can continue to see Dr. Potts up until the date the merger is completed. After the merger is completed, the services of Dr. Potts would not be available for transferred employees, and you would need to see your family doctor. If you have any concerns with your medical care, please discuss this with Modine human resources.

Q: When would we be moved out of our current Racine offices to a new location?

A: At the time the merger has been completed.

Q: Can we attend Modine-sponsored functions like the Christmas party or continue to participate in activities like the golf league, 20 year club, etc.

A: Before the merger, absolutely. After the merger is completed, you can no longer attend Modine-sponsored events except if you participate in a company sponsored activity you may complete the season.

Q: Can I still use the Modine Employee Assistance Program?

A: Everyone can use Modine's employee assistance program up until the merger is completed. After the merger is completed, you can use a similar program offered through the new company.

Q: Why didn't Modine just buy Transpro?

A: Modine has chosen to concentrate its efforts in the original equipment markets. Transpro wants to continue as primarily an aftermarket company.

Q: Can I still participate in the Modine credit union?

A: Modine does not control participation in the Modine credit union. The credit union is a separate organization, and there are currently participants who are not Modine employees.

Q: Would I have to interview with anyone at the new company?

A: The management of the new company wants to meet all the employees who would be part of the new company. You would not need to be interviewed to determine if your position would transfer to the new company. However, if there are openings in the new company that you are qualified for, then interviews are likely, no different than how Modine presently interviews our employees for new positions.

Q: Would my job in the new company be guaranteed for any length of time?

A: Jobs are never guaranteed. The management of the new company would be deciding what positions are needed in the future. They would try to let everyone know where they stand as soon as they can.

FINAL

PROJECT THERMAL

Field Employees

QUESTIONS & ANSWERS

Please understand that the answers to the questions here assume that the transaction actually occurs on the terms as we currently anticipate them to be. At this point, we have signed a Letter of Intent with Transpro so we do not yet have an agreement with Transpro on the merger or what would happen afterward.

Q: Why would Modine shareholders own 54% and Transpro shareholders own 46% of the new company that would be formed by the merger of Modine Aftermarket Holdings and Transpro?

A: The ownership is based on an evaluation of the value of each business. The value of the businesses is based on profitability and on each company's balance sheet.

Q: How many shares of stock of the new company would Modine shareholders receive?

A: We anticipate that Modine shareholders would receive approximately 0.25 shares in the new company for every 1 share of Modine stock held at the closing. A shareholder would only receive whole shares in the new company, any fraction of a share would be paid in cash.

Q: Would shares in the new company also go into our 401(k) accounts?

A: Yes, but details are still being worked out.

Q: How and when would we get stock in the new company?

A: The stock in the new company would be issued after the merger has been legally completed. At that time, the new stock would be allocated to your 401k program, or sent directly to you if you hold certificates representing shares of Modine stock outside the plan. If you hold your Modine shares in "street name," the shares of the new company would appear in your statement from your broker.

Q: What would the initial value of the new company stock be?

A: Transpro, stock symbol "TPR", currently trades for a little over $5.00 a share. The value of Modine Aftermarket Holdings is embedded in the total price of Modine stock, and there is no public market value for Aftermarket Holdings as a stand alone business. The "market" would determine the value of the stock in the new combined company consisting of Modine's aftermarket business and Transpro.

Q: Where would the new stock be traded?

A: The new company would decide where its shares would trade. Transpro is currently listed on the AMEX.

Q: Would the new company pay dividends?

A: Transpro has not paid dividends historically. Dividends are only possible when a company has positive earnings and positive cash flow to support the dividend payments. The Board of the new company would need to determine its future dividend policy.

Q: Is Modine selling the Emporia plant, MexPar and NRF?

A: Since our Emporia plant, MexPar and NRF are primarily in the aftermarket business, they would all become part of the new company after the merger.

Q: What about Transpro's Jackson, Mississippi plant?

A: Modine would acquire the Jackson facility and Original Equipment business of Transpro.

Q: Do we have a choice of going to the new company or staying with Modine?

A: Employees of Aftermarket Holdings would continue as employees of that company and, through the merger, become employees of the new company. Prior to the merger, Modine employees who support Aftermarket Holdings would transfer to Aftermarket Holdings and then move with the company to Transpro.

Q: Can we go to a different job with Modine if there is an opening or can we displace a person that hasn't been here as long if we are qualified for his/her job?

A: Employees associated with Aftermarket Holdings are needed to support the new business. Similarly, there are Transpro employees associated with HD OE business that would not be able to transfer to other openings within Transpro.

Q: Are employees associated with Aftermarket Holdings going to be terminated by Modine?

A: Employees associated with Aftermarket Holdings would become part of the new company, and would end employment with Modine on the day the merger is completed.

Q: Would any employees of Aftermarket Holdings or current employees of Modine who support the aftermarket receive severance from Modine as a result of the merger?

A: No. However, we are told that the new company would apply a policy similar to the Modine severance policy if you are terminated within one year after the merger.

Q: We know that Transpro also has facilities located near Modine Aftermarket Holdings facilities. Would the new company combine them into one? Which one would be closed? Would some of us lose our jobs?

A. At many locations where there are duplicate branches or facilities, it is likely that the facilities would be consolidated. The new company would decide whether it needs all the employees from both locations.

Q: What benefits would we have with the new company? Would benefits be the same as Modine benefits?

A: The new company would have a different benefit structure than Modine, which would be explained to all affected employees prior to the completion of the merger.

Q: What happens to our remaining vacation -- may I still plan on taking it?

A: As always, you should coordinate and schedule vacation with your supervisor. If you can schedule it and can take it before the merger is completed, then you would take it. If you have some vacation left that you have earned and not taken then you would be paid for unused vacation at the time of the merger.

Q. What happens to tuition refund if we are already in a program?

A. Any courses you are currently enrolled in would be paid for by Modine. If you enroll in a new course after the merger date, you would be covered by the new company program which we understand is similar to ours.

Q: What happens to our 401(k) with Modine?

A: All funds in your 401(k) account are yours, including the Modine matching account even if you are not currently vested. Contributions to the Modine 401(k) would cease when your employment with Modine ends. You may roll over your 401(k) to a new qualified plan, an IRA, leave it in the Modine 401k program, or cash it out and take a tax penalty. Your may contribute to the 401(k) plan in the new company as soon as you become an employee of the new company.

Q: How would medical and dental insurance work in the new company?

A: Your current medical and dental program with Modine would end at the time the merger is completed, and you would immediately be eligible for the new company's benefit programs.

Q: What holidays would we have with new company?

A: You would have the holidays that the new company celebrates. The complete benefits package would be explained to all affected employees prior to the completion of the merger.

Q: Would I still be able to use my flexible spending account money?

A: You can only use your flexible spending account for expenses incurred up until the date the merger is completed unless you elect to take COBRA. We anticipate the new company plan would also offer a flexible spending account program.

Q: Would we still get salary increases if we are due one over the next few months?

A: Salary increases as a Modine employee would continue as normal until the date the merger is completed. Salary increases in the new company would be determined by the salary policy of the new company.

Q: Would we have any credit for our service with Modine in the new company since it is a merger (for example, credit for future vacations)?

A: It is our understanding that the new company plans to give employees past service for vacation eligibility; however, vacation would be in accordance with the new company's policies.

Q: If we lose our job would Modine or Transpro give us any assistance in finding a new one?

A: Transpro has assured us that it would follow Modine's severance program and provide outplacement assistance similar to what Modine typically does now.

Q: Who would I work for in the new company? Would there be new management?

A: The management structure of the new company has not been determined yet. People would be told where they would report in the new company as soon as decisions are made. Everyone should know who their supervisor is by the date the merger is completed.

Q: Can I still use the Modine Employee Assistance Program?

A: Everyone can use Modine's employee assistance program up until the merger is completed. After the merger is completed, you can use a similar program offered through the new company.

Q: Why didn't Modine just buy Transpro?

A: Modine has chosen to concentrate its efforts in the original equipment markets. Transpro wants to continue primarily as an aftermarket company.

Q: Can I still participate in the Modine credit union?

A: Modine does not control participation in the Modine credit union. The credit union is a separate organization, and there are currently participants who are not Modine employees.

Q: Would I have to interview with anyone at the new company?

A: The management of the new company wants to meet all the employees who would be part of the new company. You would not need to be interviewed to determine if your position would transfer to the new company. However, if there are openings in the new company that you are qualified for, then interviews are likely, no different than how Modine presently interviews our employees for new positions.

Q: Would my job in the new company be guaranteed for any length of time?

A: Jobs are never guaranteed. The management of the new company would be deciding what positions are needed in the future. They would try to let everyone know where they stand as soon as they can.